UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 4, 2009


                               PLANGRAPHICS, INC.
             (Exact name of registrant as specified in its charter)


           Colorado                      0-14273                84-0868815
-------------------------------        ----------            ---------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)



          112 East Main Street
          Frankfort, Kentucky                            40601
          -------------------                            -----
(Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (502) 223-1501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_|  Written communications pursuant to Rule 425 under the Securities Act

   |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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Item 7.01         Regulation FD Disclosure.

On June 4, 2009, the Company issued a press release entitled "PlanGraphics Announces Merger with Integrated Freight Systems, Inc." The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Forward-Looking Statements


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

   Exhibit No.     Title
------------------ ------------------------------------------------------------

      99.1         Press Release, dated June 4, 2009











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 5, 2009

                               PlanGraphics, Inc.


                               By:  /s/ Fred Beisser
                                    --------------------------------------------
                                    Frederick G. Beisser,
                                    Senior Vice President - Finance, Secretary,
                                    Treasurer and Principal Accounting Officer